OSG America L.P.

First Quarter Fiscal 2009
Earnings Conference Call

May 4, 2009

Exhibit 99.2

This presentation may contain forward-looking statements regarding the Partnership’s prospects, including the outlook for U.S. tanker and articulated tug barge markets, the payment of cash distributions, forecast of cash available for distribution, the building schedule for new vessels, the outcome of negotiations with
AMSC, completion of the agreement with Bender, estimated delivery dates for dropdown vessel and projected drydocking schedules and off-hire days for the second, third and fourth quarters of 2009, projected
EBITDA for 2009 and estimates of cash interest expense and capital expenditure reserves for drydocking and replacements for 2009.  These statements are based on certain assumptions made by the Partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances.  Forward-looking statements are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of the Partnership, which may cause actual results to differ materially from those implied or expressed by the forward-look statements.  Factors, risks and uncertainties that could cause actual results to differ from expectations reflected in such forward-looking statements are described in the Partnership’s
Annual Report on Form 10-K for 2008 and those risks discussed in other reports the Partnership files with the Securities and Exchange Commission.

Forward Looking Statements

First Quarter 2009 Financial Highlights

Solid first quarter results

TCE revenues rose 29% to $67.5 from $52.4 million a year ago

Reflecting a net addition of 4 vessels to the fleet

Net income was up 65% to $6.2 million from $3.8 million a year ago

Cash available for distribution $17.5 million

ATC dividend of $5.3 million increased distribution coverage from 106% to 152% for the quarter

Unit distribution of $0.375 declared on April 27

Positive quarterly drivers:

351 more revenue days

Higher rates on Jones Act tankers delivering after Q108

Overseas New York, Overseas Texas City and Overseas Boston

88% of revenue days in 2009 on term charters, 55% in 2010 and 51% in 2011

Business Update

Headcount reductions in Tampa office

Rightsizing operations:  redundancies and reduced newbuild program

Focus on cost management and containment

G&A savings expected to be ~$1.0 to $1.5 million per year

Vessel placed in layup

OSG 214 placed in lay up 2Q09 due to deteriorating market conditions

Sponsor lays up the Overseas New Orleans and Overseas Puget Sound.  Vessels to
remain on time charters to sponsor at reduced rates

Market Overview

Jones Act Market Activity

Lower volumes across all Jones Act markets

Gulf Coast refinery utilization averaged 81.4% Q109, down from 83.7% Q108; lowest level in 17 years

64 vessels trading in the Jones Act coastwise market at quarter end (net reduction of 1)

19 Jones Act vessels were idle as of March 31, 2009 due to deteriorating market conditions

Delaware Bay Lightering Market Activity

Lower volumes in Q109:  average of 194 thousand b/d, or 27% lower than Q108 and Q408

Impacted by total shutdown of Delaware City refineryof 210,000 b/d beginning in March

Non-Jones Act Activity

Relatively strong Q109 for non-Jones Act product carriers; April weakening in line with international handysize freight rate market

Dividend Distribution Policy

OSG America may need to reassess its distribution policy

Deteriorating Jones Act market conditions in the near-term

Tight credit markets and reduced ability to finance option vessels

Increased costs associated with possible AMSC settlement

Need to preserve capital

Financial Overview

Henry Flinter
Chief Financial Officer

($ in thousands)	Q109	Q108
Shipping Revenues:		
Time charter revenues	$45,167	$32,506
Voyage charter revenues	28,941	30,526
	74,108	63,032
Operating Expenses:		
Voyage expenses	6,648	10,639
Vessel expenses	26,444	22,434
Charter hire expenses	13,615	6,677
Depreciation and amortization	12,594	13,021
General and administrative	5,909	5,886
Severance and relocation costs	2,026	-
Total operating expenses	67,236	58,657
Income from vessel operations	6,872	4,375
Equity income of affiliated companies	565	593
Operating income	7,437	4,968
Other income	16	61
	7,453	5,029
Interest expense	1,251	1,264
Net income	$6,202	$3,765
General partner's interest in net income	$124	$75
Limited partners' interest in net income	$6,078	$3,690
Weighted-average units outstanding – basic and diluted	30,004,500	30,002,250
TCE Revenues [1]	$67,460	$52,393

-

-

OSG America L.P.

Page 8

Financial HighlightsIncome Statement

Additional 3 tankers and 2
ATBs added $16M to TCE
revenues

Additional revenue days for
non-Jones Act tankers added
$1M to TCE revenues

1See Appendix for a reconciliation of this non-GAAP measure to the most directly comparable GAAP financial measure.

7% reduction in staff expected to
achieve $1 to $1.5M in annual
savings

Lower daily rates on charter
rollovers and reduced lightering
volumes caused offsetting decline
in TCE revenues of $2M

($ in thousands)	As of Mar. 31, 2009	As of Dec. 31, 2008
Assets		
Cash	$11,803	$10,529
Voyage receivables	13,601	18,900
Other receivables	4,187	4,129
Inventory	1,883	1,855
Prepaid expenses and other current assets	5,455	4,770
Total current assets	36,929	40,183
Vessels, less accumulated depreciation	401,887	404,462
Vessel held for sale	1,310	1,310
Deferred drydock expenditures, net	22,816	26,536
Investment in Alaska Tanker Company, LLC	601	5,382
Intangible assets, less accumulated amortization	81,267	82,417
Other assets	16,277	14,271
Total Assets	$561,087	$574,561
Liabilities and Partners' Capital		
Current Liabilities:		
Accounts payable, accrued expenses and other liabilities	$19,621	$19,282
Accounts payable to affiliated companies	14,372	12,586
Current portion of debt	3,052	3,007
Total current liabilities	37,045	34,875
Long-term debt	77,966	88,746
Other non-current liabilities	8,299	7,994
	123,310	131,615
Partners' Capital	437,777	442,946
Total Liabilities and Partners' Capital	$561,087	$574,561

OSG America L.P.
Page 9

Financial HighlightsBalance Sheet

Repaid $10.7M of debt

Safely within debt covenants

$165M available under revolver

($ in thousands)	**Three Months Ended Mar. 31, 2009**
Net income	$6,202
Add:	
Depreciation and amortization	12,594
Interest expense	1,251
EBITDA	20,047
Distributions from affiliated companies	5,346
Equity in income from affiliated companies	(565)
Noncash charter hire expense	1,707
Cash interest expense	(1,168)
Drydocking capital expenditure reserve	(4,352)
Replacement capital expenditure reserve	(3,520)
Cash available for distribution	$17,495
Distributions declared	$11,481
Coverage ratio	152%

OSG America L.P.
Page 10

Distributable Cash Flow1

Cash distribution of
$0.375 per unit declared
on April 27, 2009 for the
three months ended
March 31, 2009

1See Appendix for a reconciliation of this non-GAAP measure to the most directly comparable GAAP financial measure.

March 2009	May 2009
EBITDA	$ 83,600	$ 71,200
Equity income	1,400	1,400
Noncash charter hire expense	6,400	7,200
Cash interest	(4,200)	(4,400)
Drydocking reserve	(19,500)	(18,300)
Replacement reserve	(14,100)	(14,100)
Cash available for distribution	**$ 53,600**	**$ 43,000**
Minimum annual distribution	**$ 45,900**	**$ 45,900**
Coverage	**117%**	**94%**

OSG America L.P.
Page 11

2009 Forecast

Full Year 2009 Guidance

EBITDA lowered by $12.4 million from previous guidance principally due to reductions in the rate forecast

Given weakened market conditions, 2009 coverage distribution is expected to be 94%

Appendix

Vessel Name	Vessel Type	Ownership Type	Charter-In Expiry	Charter-Out Expiry	Charter-out Party	Hull Type
OVERSEAS MAREMAR[1]	Non Jones Act	OWNED				DH
OVERSEAS LUXMAR[1]	Non Jones Act	OWNED				DH
OVERSEAS NEW ORLEANS	HANDYSIZE	OWNED		Dec-2009	OSG	DB
OVERSEAS PUGET SOUND	HANDYSIZE	OWNED		Dec-2009	OSG	DB
OVERSEAS GALENA BAY	HANDYSIZE	OWNED		Jun-2009	SeaRiver	DB
OVERSEAS PHILADELPHIA	HANDYSIZE	OWNED		Jan-2010	Citgo	DB
OVERSEAS DILIGENCE[3]	HANDYSIZE	OWNED				DH
OVERSEAS HOUSTON[2]	HANDYSIZE	BB-In	2/9/2014	Mar-2010	Shell	DH
OVERSEAS LONG BEACH[2]	HANDYSIZE	BB-In	6/26/2014	Jul-2014	BP	DH
OVERSEAS LOS ANGELES[2]	HANDYSIZE	BB-In	11/16/2014	Nov-2014	BP	DH
OVERSEAS NEW YORK[2]	HANDYSIZE	BB-In	4/11/2015	Apr-2011	Shell	DH
OVERSEAS TEXAS CITY[2]	HANDYSIZE	BB-In	9/19/2015	Oct-2011	BP	DH
OVERSEAS BOSTON[2]	HANDYSIZE	BB-In	2/19/2014	Feb-2012	Tesoro	DH
OSG 243	ATB	OWNED		Dec-2009	OSG	DH
OSG 242	ATB	OWNED		Dec-2009	OSG	DH
OSG 209	ATB	OWNED		Nov-2009	Marathon	DH
OSG 214	ATB	OWNED				DH
OSG 254	ATB	OWNED		Aug-2010	Valero	DH
M252	ATB	OWNED		Jun-2010	Chevron	DH
OSG 244	ATB	OWNED		Jun-2010	Chevron	DH
OSG 192[3]	ATB	OWNED			Sunoco	DH
OSG 400[3]	ATB	BB-In	12/31/2009		Sunoco	DH

OSG America L.P.
Page 13

Operating Fleet – As of April 30, 2009

A full fleet list that includes additional information can be downloaded from the Fleet section of osgamerica.com

1 50% of revenue days are covered by a government contract.  2 Charter- in dates are for initial terms (OSG America has unlimited renewal options); charter-out dates are for initial periods only. 3 On a COA contract servicing Sunoco in lightering.

Vessel Name	Vessel Type	Expected Delivery	Ownership Type	Charter-In Expiry	Charter-Out Expiry	Charter-Party
Newbuild Fleet						
HULL 011 (TBN OVERSEAS NIKISKI)	HANDYSIZE	2Q 2009	BB-In	6/19/2014	6/29/2012	Tesoro
HULL 013 (TBN OVERSEAS ANACORTES)	HANDYSIZE	2Q 2010	BB-In	6/25/2015	7/5/2013	Tesoro
Option Vessels						
HULL 016 (TBN OVERSEAS CASCADE)	HANDYSIZE	4Q 2009	BB-In	10/23/2019	4/1/2015	Petrobras
HULL 012 (TBN OVERSEAS MARTINEZ)	HANDYSIZE	1Q 2010	BB-In	3/5/2015	3/15/2013	Tesoro
HULL 013 (TBN OVERSEAS ANACORTES)	HANDYSIZE	2Q 2010	BB-In	6/25/2015	7/5/2013	Tesoro
HULL 015 (TBN OVERSEAS CHINOOK)	HANDYSIZE	4Q 2010	BB-In	11/30/2020	5/1/2015	Petrobras
HULL 014 (TBN OVERSEAS TAMPA)	HANDYSIZE	1Q 2011	BB-In	3/31/2021		
HULL 7801 (TBN OSG 350)	ATB	4Q 2009	OWNED		12/18/2019	Sunoco
HULL 7901 (TBN OSG 351)	ATB	2Q 2010	OWNED		12/18/2019	Sunoco

OSG America L.P.

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Newbuild Fleet & Option Vessels

Notes:

1 Newbuild vessels were contributed by OSG to OSG America at the time of its initial public offering; dropdown vessels are those which the Partnership has the right to acquire from OSG at to be negotiated purchase prices prior to the first anniversary of the delivery of each vessel.

2 On October 14, 2008, American Shipping Company ("ASC") notified the Company that ASC was reversing the building sequence of these two vessels.  The Company disputes ASC's ability to make this change without the Company's consent, and the Company has objected and requested that this dispute be arbitrated expeditiously to avoid or reduce any harm to the Company or its ultimate customers.

3 The names of the Overseas Chinook and the Overseas Cascade have been changed at the charterer’s request and 90 days have been added to the delivery date to allow for conversion work after each vessel’s initial delivery.

As of April 30, 2009

($ in thousands)	Three Months Ended Mar. 31, 2009	Three Months Ended Mar. 31, 2008
TCE revenues	$67,460	$52,393
Voyage expenses	6,648	10,639
Shipping revenues	$74,108	$63,032

($ in thousands)	Three Months Ended Mar. 31, 2009	Three Months Ended Mar. 31, 2008
Net income	$6,202	$3,765
Interest expense	1,251	1,264
Depreciation and amortization	12,594	13,021
EBITDA	$20,047	$18,050

OSG America L.P.
Page 15

Reconciliation Tables

EBITDA

EBITDA represents operating earnings, which is before interest expense, plus other income and depreciation and amortization expense. EBITDA is presented to provide investors with meaningful additional information that management uses to monitor ongoing operating results and evaluate trends over comparative periods.  EBITDA should not be considered a substitute for net income or cash flow from operating activities prepared in accordance with accounting principles generally accepted in the
United States or as a measure of profitability or liquidity.  While EBITDA is frequently used as a measure of operating results and performance, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation.

TCE Revenue

Consistent with general practice in the shipping industry, the Company uses time charter equivalent revenues, which represents shipping revenues less voyage expenses, as a measure to compare revenue generated from a voyage charter to revenue generated from a time charter.  Time charter equivalent revenues, a non-GAAP measure, provides additional meaningful information in conjunction with shipping revenues, the most directly comparable GAAP measure, because it assists Company management in making decisions regarding the deployment and use of its vessels and in evaluating their financial performance.